Exhibit 10.2
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Joinder Agreement”), is dated December 10, 2025 and effective as of December 1, 2025 (the “Effective Date”), by and among Goldman Sachs & Co. LLC, a New York limited liability company (“GS & Co.”), Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”), and the fund set forth on Exhibit A hereto (the “Fund”). Capitalized terms used but not defined herein shall have the meanings set forth in the Assignment Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, this Joinder Agreement has been entered into to record and effect the addition of the Fund as a party under the Assignment Agreement, dated as of December 1, 2025, entered into by and among GS & Co., GSAM, each of the funds set forth on Exhibit A and Exhibit B thereto and / or their general partners (or equivalent governing body) and each of the SPVs set forth on Exhibit C thereto (the “Assignment Agreement”).
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Joinder of the Fund. By executing and delivering this Joinder Agreement, (i) the Fund hereby becomes a party to the Assignment Agreement in the same manner as if the Fund was an original signatory and named as an “Applicable Fund” thereunder, (ii) the parties hereto hereby agree that the Fund shall be deemed to be an Applicable Fund for all purposes under the Assignment Agreement and (iii) the agreement set forth on Exhibit A hereto shall constitute an Advisory Agreement for all purposes of the Assignment Agreement, in each case of (i) through (iii) above, effective as of the Effective Date. To the extent that this Joinder Agreement amends the Assignment Agreement, each of the parties hereto consents to such amendment.
Section 2. Entire Agreement. This Joinder Agreement and the Assignment Agreement contain the entire understanding, whether oral or written, of the parties with respect to the matters covered hereby. Any amendment or change in this Joinder Agreement shall not be valid unless made in writing and signed by all parties hereto.
Section 3. Effect; Counterparts. Except as herein provided, the Assignment Agreement shall remain unchanged and in full force and effect. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument.
Section 4. Governing Law. The provisions of Section 7 (Governing Law) of the Assignment Agreement shall apply to this Joinder Agreement.
[Signature pages follow]

IN WITNESS WHEREOF the parties have caused this Joinder Agreement to be duly executed on the date first written above.
GOLDMAN SACHS & CO. LLC

By: /s/ William Y. Eng
Name: William Y. Eng
Title: Attorney-in-Fact

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ William Y. Eng
Name: William Y. Eng
Title: Attorney-in-Fact

[Signature Page to the Joinder Agreement to the Assignment Agreement]
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GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC
By:     /s/Steve Pack
Name:     Steve Pack
Title: Authorized Signatory
[Signature Page to the Joinder Agreement to the Assignment Agreement]
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Exhibit A

Applicable Fund	Advisory Agreement
Goldman Sachs Real Estate Finance Trust Inc	Fifth Amended and Restated Advisory Agreement, dated as of August 12, 2025

A-1
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ASSIGNMENT AGREEMENT
This Assignment Agreement, dated as of December 1, 2025 (this “Agreement”), is entered into by and among Goldman Sachs & Co. LLC, a New York limited liability company (“GS & Co.”), Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”), each of the funds set forth on Exhibit A and Exhibit B hereto (collectively, the “Applicable Funds”) and / or their general partners (or equivalent governing body) and each of the SPVs set forth on Exhibit C hereto (collectively, the “Applicable SPVs,” and together with the Applicable Funds, the “Applicable Entities”), as applicable, for the purposes of (without limitation) consenting to the Assignment (as defined below) and releasing GS & Co. from its duties, liabilities and obligations under the Assigned Agreements (as defined below) as from the Effective Date (as defined below).
WITNESSETH:
WHEREAS, GS & Co. and GSAM are affiliates under common control or advisement;
WHEREAS, GS & Co. has previously entered into an Investment Management Agreement, Investment Advisory Agreement, agreement of delegation of duties and obligations as a commodity pool operator or similar agreement to any of the foregoing with each of the Applicable Funds and / or one or more of their respective subsidiaries (the “Fund Subsidiaries”) (in each case, as amended, restated or otherwise modified in accordance with its terms from time to time, collectively, the “Advisory Agreements”);
WHEREAS, GS & Co. has previously entered into sub-investment management agreements to delegate investment management services to Goldman Sachs Asset Management (Singapore) Pte. Ltd. with each of the Applicable SPVs and one or more of their respective subsidiaries (the “SPV Subsidiaries”) (in each case, as amended, restated or otherwise modified in accordance with its terms from time to time, collectively, the “Sub-Advisory Agreements”);
WHEREAS, in its capacity as investment manager/adviser to the Applicable Funds, GS & Co. has previously entered into side letters with certain investors in the Applicable Funds (“Side Letters,” and together with the Advisory Agreements and Sub-Advisory Agreements, the “Assigned Agreements”);
WHEREAS, GS & Co. desires to assign (x) all of its rights, duties and obligations under the respective Side Letters and (y) all of its rights, duties, liabilities and obligations under the respective Advisory Agreements and Sub-Advisory Agreements to GSAM, and GSAM desires to accept such assignment (the “Assignment”);
WHEREAS, after consideration of the relationship between GS & Co. and GSAM and GSAM’s existing investment advisory business and such other factors as they considered relevant (including their obligations under the respective governing agreements for each of the Applicable Entities, the Fund Subsidiaries and the SPV Subsidiaries), each of the undersigned general partners (or equivalent governing body) of the Applicable Entities, the Fund Subsidiaries and the SPV Subsidiaries, have consented to the Assignment; and

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the principals and other key personnel of GS & Co. responsible for managing the Applicable Entities, the Fund Subsidiaries and the SPV Subsidiaries pursuant to the Advisory Agreements and Sub-Advisory Agreements will continue to manage the Applicable Entities, the Fund Subsidiaries and the SPV Subsidiaries.
NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:
1.Effective Date. The effective date (“Effective Date”) shall be December 1, 2025.
2.Assignment. For value received, the receipt and sufficiency of which are hereby acknowledged, with effect from and including the Effective Date, GS & Co. hereby assigns, transfers and conveys each of the Assigned Agreements, and (x) in the case of the Side Letters, all of GS & Co.’s rights, duties and obligations thereunder and (y) in the case of the Advisory Agreements and Sub-Advisory Agreements, all of GS & Co.’s rights, duties, liabilities and obligations, in all cases, to GSAM, and GSAM hereby accepts such Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants under the Assigned Agreements. The parties agree that as of the Effective Date, GS & Co. will be released from its duties, liabilities and obligations under the Advisory Agreements and Sub-Advisory Agreements. Each of the undersigned hereby acknowledges and agrees to the Assignment.
3.Commodity Pool Operator Duties and Obligations. For the avoidance of doubt, in connection with each of the undersigned general partners (or equivalent governing body) of the Applicable Funds and the Fund Subsidiaries consenting to the Assignment, each of the undersigned general partners (or equivalent governing body) hereby confirms the delegation of their duties and obligations as a commodity pool operator in respect of the Applicable Funds and the Fund Subsidiaries to GSAM and GSAM hereby confirms the acceptance of such delegation.   To the extent applicable, with respect to each Applicable Fund and Fund Subsidiary, the undersigned general partner (or equivalent governing body) of such Applicable Fund or such Fund Subsidiary, on the one hand, and GSAM, on the other hand, undertake to be jointly and severally liable for any violation of the Commodity Exchange Act or the regulations thereunder by the other in connection with the operation of such Applicable Fund or such Fund Subsidiary.
4.Future Cooperation. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.
5.Binding Effect of this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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6.Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
7.Governing Law. This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York, all rights and remedies being governed by such laws without regard to principles of conflict of laws.
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1628799550.1

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE “COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.
GOLDMAN SACHS & CO. LLC

By: /s/ Bill Eng
Name: Bill Eng
Title: Vice President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ Bill Eng
Name: Bill Eng
Title: Vice President

[Signature Page to the IM Assignment Agreement]